Exhibit 99.1



                                EARNINGS RELEASE

FOR IMMEDIATE RELEASE

Contact: William J. Wagner, President and Chief Executive Officer (814) 726-2140
         William W. Harvey, Jr., Senior Vice President and Chief Financial Officer (814) 726-2140

   Northwest Bancorp, Inc. Announces Annual Earnings and Increased Dividends

Warren, Pennsylvania July 21, 2003

Northwest Bancorp, Inc. (NASDAQ: NWSB) announced net income for the fiscal year ended June 30, 2003 of $41.7 million, or $.87 per diluted share. This represents an increase of $1.5 million over the prior fiscal year ended June 30, 2002 when net income was $40.2 million, or $.84 per diluted share. Excluding the impact of a cumulative accounting change that occurred in the prior year, fiscal year 2003 net income increased by $3.8 million, or 9.9%. The returns on average shareholders' equity and average assets were 12.36% and .85%, respectively, for the year ended June 30, 2003 compared to 13.61% and .99% for the year ended June 30, 2002. The increase in annual earnings resulted primarily from the significant growth in the Company's balance sheet and business lines which increased net interest income and fee related income.

As of June 30, 2003, the Company had assets of $5.2 billion, an increase of $916.8 million, or 21.3%, from June 30, 2002 when assets were $4.3 billion. During the same period, net loans receivable, total deposits and shareholders' equity increased by 7.8%, 18.7% and 12.7%, respectively.

The Company also reported net income for the quarter ended June 30, 2003 of $9.8 million, or $.20 per diluted share compared to net income for the same quarter last year of $10.8 million, or $.23 per diluted share. The annualized returns on average shareholders' equity and average assets were 11.13% and .75%, respectively, for the current quarter compared to 14.04% and 1.02% for the same quarter last year. The reduction in quarterly earnings resulted from a decrease in the Company's net interest income and an increase in noninterest expense, which was partially offset by an increase in noninterest income.

The Company also announced that its Board of Directors declared a quarterly cash dividend of $.10 per share to shareholders of record as of July 31, 2003 to be paid on August 15, 2003. The dividend of $.10 per share represents a 25% increase from the prior quarter and is the thirty-fifth consecutive quarter that the Company has paid a dividend since completing its initial public offering in 1994.

The Company noted that it is awaiting regulatory approval for the proposed acquisition of First Bell Bancorp, Inc. and its subsidiary Bell Federal Savings and Loan Association of Bellevue. This acquisition will greatly expand the Company's presence in the Pittsburgh and Allegheny County markets by adding seven branches with assets of over $900 million and deposits of over $600 million.

The Company also noted it received regulatory approval to commence offering shares in the previously announced Northwest Bancorp, Inc. 2003 Stock Issuance Plan. The stock offering is expected to conclude on August 15, 2003, subject to the Company's right to extend the offering period.

Northwest Bancorp, Inc. is headquartered in Warren, Pennsylvania and operates 124 banking locations in Pennsylvania and 5 banking locations in Ohio through its subsidiary, Northwest Savings Bank. In addition, the Company operates 8 banking locations in western New York through its subsidiary, Jamestown Savings Bank. The Company also operates 45 consumer finance offices in Pennsylvania and 2 consumer finance offices in New York through its subsidiary, Northwest Consumer Discount Company.

Additional information regarding Northwest Bancorp, Inc. can be accessed on-line at www.northwestsavingsbank.com.

In addition to historical information, this release may contain certain forward-looking statements that are based on assumptions and information currently available to management. These forward-looking statements are subject to various risks and uncertainties including, but not limited to, economic, regulatory, competitive and other factors affecting the Company and its operations. Readers are cautioned not to place undue reliance on these forward-looking statements as actual results may differ materially from those expressed or implied. Management has no obligation to revise or update these forward-looking statements to reflect events or circumstances that arise after the date of this release.


                    NORTHWEST BANCORP, INC. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                      JUNE 30,          JUNE 30,
     ASSETS                                             2003              2002
----------------------------------------------       ----------      -----------
CASH AND CASH EQUIVALENTS                             $ 75,563            64,687
INTEREST-EARNING DEPOSITS IN OTHER FINANCIAL
   INSTITUTIONS                                        244,437           153,067
MARKETABLE SECURITIES AVAILABLE-FOR-SALE (AMORTIZED
   COST OF $884,667 AND $426,160)                      896,631           435,723
MARKETABLE SECURITIES HELD-TO-MATURITY (MARKET
   VALUE OF $486,922 AND $398,891)                     477,821           396,503
                                                     ----------      -----------
      TOTAL CASH, INTEREST-EARNING DEPOSITS AND
      MARKETABLE SECURITIES                          1,694,452         1,049,980

MORTGAGE LOANS - ONE- TO FOUR-FAMILY                 2,064,182         2,016,999
COMMERCIAL REAL ESTATE LOANS                           377,507           304,456
CONSUMER LOANS                                         701,560           617,225
COMMERCIAL BUSINESS LOANS                              130,115            95,968
                                                     ----------      -----------
   TOTAL LOANS RECEIVABLE                            3,273,364         3,034,648
ALLOWANCE FOR LOAN LOSSES                             (26,593)          (22,042)
                                                     ----------      -----------
   LOANS RECEIVABLE, NET                             3,246,771         3,012,606

FEDERAL HOME LOAN BANK STOCK, AT COST                   33,764            23,702
ACCRUED INTEREST RECEIVABLE                             18,714            19,738
REAL ESTATE OWNED, NET                                   3,664             5,157
PREMISES AND EQUIPMENT, NET                             63,190            55,374
GOODWILL                                                76,206            71,236
OTHER ASSETS                                            85,606            67,742
                                                     ----------      -----------
   TOTAL ASSETS                                    $ 5,222,367         4,305,535
                                                     ==========      ===========


        LIABILITIES AND SHAREHOLDERS' EQUITY
-------------------------------------------------

LIABILITIES:

   NONINTEREST-BEARING DEMAND DEPOSITS               $ 190,987           176,243
   INTEREST-BEARING DEMAND DEPOSITS                    670,935           429,339
   SAVINGS DEPOSITS                                  1,488,885         1,106,310
   TIME DEPOSITS                                     1,912,749         1,881,230
                                                     ----------      -----------
      TOTAL DEPOSITS                                 4,263,556         3,593,122

   BORROWED FUNDS                                      465,750           259,260
   ADVANCES BY BORROWERS FOR TAXES AND INSURANCE        21,319            21,065
   ACCRUED INTEREST PAYABLE                              4,101             5,169
   OTHER LIABILITIES                                    11,709            11,279
   GUARANTEED PREFERRED BENEFICIAL INTEREST IN
   THE COMPANY'S JUNIOR SUBORDINATED DEFERRABLE
   INTEREST DEBENTURES                                  99,000            99,000
                                                     ----------      -----------
      TOTAL LIABILITIES                              4,865,435         3,988,895

SHAREHOLDERS' EQUITY:
   COMMON STOCK, $.10 PAR VALUE: 100,000,000 SHARES
      AUTHORIZED, 47,693,981 AND 47,549,659 ISSUED
      AND OUTSTANDING, RESPECTIVELY                      4,769             4,755
   PAID-IN CAPITAL                                      72,787            71,838
   RETAINED EARNINGS                                   271,599           233,831
   ACCUMULATED OTHER COMPREHENSIVE INCOME:
      NET UNREALIZED GAIN/ (LOSS) ON SECURITIES
      AVAILABLE FOR-SALE, NET OF INCOME TAXES            7,777             6,216
                                                     ----------      -----------
                                                       356,932           316,640
                                                     ----------      -----------
      TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY   $ 5,222,367         4,305,535
                                                     ==========      ===========

                        EQUITY TO ASSETS                 6.83%             7.35%
                        BOOK VALUE PER SHARE             $7.48             $6.66
                        CLOSING MARKET PRICE            $16.03            $13.21
                        FULL TIME EQUIVALENTS            1,489             1,372
                        NUMBER OF OFFICES                  137               126

                    NORTHWEST BANCORP, INC. AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                   (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                         THREE MONTHS ENDED       YEAR ENDED
                                              JUNE 30,              JUNE 30,
                                          2003       2002 *     2003     2002 *
                                         --------  -------    --------  --------
 INTEREST INCOME:
   LOANS RECEIVABLE                      $ 55,063   57,177     227,317   228,333
   MORTGAGE-BACKED SECURITIES               6,335    6,245      26,301    26,531
   TAXABLE INVESTMENT SECURITIES            2,600    1,057       9,778     9,710
   TAX-FREE INVESTMENT SECURITIES           2,237    1,843       8,313     6,434
   INTEREST-EARNING DEPOSITS                  936    1,081       3,910     3,492
                                         --------  -------    --------  --------
        TOTAL INTEREST INCOME              67,171   67,403     275,619   274,500

INTEREST EXPENSE:
   DEPOSITS                               26,102   28,031      109,507   129,004
   BORROWED FUNDS                          7,250    5,300       28,131    18,251
                                         --------  -------    --------  --------
      TOTAL INTEREST EXPENSE               33,352   33,331     137,638   147,255


      NET INTEREST INCOME                  33,819  34,072      137,981   127,245
PROVISION FOR LOAN LOSSES                   2,320   1,805        8,431     6,360
                                         --------  -------    --------  --------
      NET INTEREST INCOME AFTER
      PROVISION FOR LOAN LOSSES            31,499  32,267      129,550   120,885

NONINTEREST INCOME:
   SERVICE CHARGES AND FEES                 3,345   3,071       13,428    11,910
   TRUST AND OTHER FINANCIAL SERVICES
     INCOME                                   901     605        3,492     2,245
   INSURANCE COMMISSION INCOME                225     432        1,188     1,523
   GAIN ON SALE OF MARKETABLE SECURITIES,
     NET                                      544      45        1,264        73
   GAIN ON SALE OF LOAN, NET                  171     186        1,729       730
   GAIN ON SALE OF REAL ESTATE OWNED, NET     179     141          493       592
   INCREASE IN CASH SURRENDER VALUE OF
     BANK OWNED LIFE INSURANCE                842     144        3,253       144
   WRITEDOWN OF INVESTMENT SECURITIES           -       -            -     (400)
   OTHER OPERATING INCOME                     445     388        1,888     1,356
                                         --------  -------    --------  --------
      TOTAL NONINTEREST INCOME              6,652   5,012       26,735    18,173

NONINTEREST EXPENSE:
   COMPENSATION AND EMPLOYEE BENEFITS      14,014  12,484       54,445    48,176
   PREMISES AND OCCUPANCY COSTS             3,565   3,096       13,537    11,869
   OFFICE OPERATIONS                        1,765   1,921        7,933     7,148
   PROCESSING EXPENSES                      2,035   1,810        8,083     7,108
   ADVERTISING                              1,084     654        3,483     2,185
   OTHER EXPENSES                           2,901   2,212       10,526     8,038
                                         --------  -------    --------  --------
      TOTAL NONINTEREST EXPENSE            25,364  22,177       98,007    84,524

   INCOME BEFORE INCOME TAXES AND
      CUMULATIVE EFFECT OF ACCOUNTING
      CHANGE                               12,787  15,102       58,278    54,534
   FEDERAL AND STATE INCOME TAXES           3,023   4,256       16,587    16,600
                                         --------  -------    --------  --------
   INCOME BEFORE CUMULATIVE EFFECT OF
      ACCOUNTING CHANGE                     9,764  10,846       41,691    37,934
   CUMULATIVE EFFECT OF ACCOUNTING CHANGE       -       -            -     2,237
                                         --------  -------    --------  --------
       NET INCOME                         $ 9,764  10,846       41,691    40,171
                                         ========  =======    ========  ========

BASIC EARNINGS PER SHARE AMOUNTS:
   INCOME BEFORE CUMULATIVE EFFECT OF
      ACCOUNTING CHANGE                     $0.20   $0.23        $0.88     $0.80
   CUMULATIVE EFFECT OF ACCOUNTING CHANGE   $0.00   $0.00        $0.00     $0.05
   NET INCOME                               $0.20   $0.23        $0.88     $0.85

DILUTED EARNINGS PER SHARE AMOUNTS:
   INCOME BEFORE CUMULATIVE EFFECT OF
      ACCOUNTING CHANGE                     $0.20   $0.23        $0.87     $0.79
   CUMULATIVE EFFECT OF ACCOUNTING CHANGE   $0.00   $0.00        $0.00     $0.05
   NET INCOME                               $0.20   $0.23        $0.87     $0.84

RETURN ON AVERAGE EQUITY                    11.13%  14.04%       12.36%   13.61%
RETURN ON AVERAGE ASSETS                     0.75%   1.02%        0.85%    0.99%

BASIC COMMON SHARES OUTSTANDING     47,680,618 47,535,818  47,626,186 47,478,839
DILUTED COMMON SHARES OUTSTANDING   48,240,342 48,127,681  48,157,063 47,989,901

 * Adjusted for adoption of SFAS No. 147.

                    NORTHWEST BANCORP, INC. AND SUBSIDIARIES
                               SUPPLEMENTARY DATA
                             (DOLLARS IN THOUSANDS)

                                             THREE MONTHS           YEAR
                                            ENDED JUNE 30,      ENDED JUNE 30,
                                           2003      2002      2003       2002
                                         --------  -------    --------  --------
ALLOWANCE FOR LOAN LOSSES
   BEGINNING BALANCE                       25,346   22,178     22,042    20,290
   PROVISION                                2,320    1,805      8,431     6,360
   CHARGE-OFFS                             (1,312)  (2,096)    (5,778)   (5,313)
   RECOVERIES                                 239      155        697       468
   ACQUISITIONS                                 -        -      1,201       237
                                         --------  -------    --------  --------
   ENDING BALANCE                          26,593   22,042     26,593    22,042

NET CHARGE-OFFS TO AVERAGE LOANS,
   ANNUALIZED                                0.13%    0.26%      0.16%     0.17%


                                                                    JUNE 30,
                                                                2003      2002
                                                              --------  --------
NON-PERFORMING LOANS                                           32,613    15,800
REAL ESTATE OWNED, NET                                          3,664     5,157
                                                              --------  --------
NON-PERFORMING ASSETS                                          36,277    20,957

NON-PERFORMING LOANS TO
   TOTAL LOANS                                                   1.00%     0.52%
NON-PERFORMING ASSETS TO
   TOTAL ASSETS                                                  0.69%     0.49%
ALLOWANCE FOR LOAN LOSSES TO
   TOTAL LOANS                                                   0.81%     0.73%
ALLOWANCE FOR LOAN LOSSES TO
   NON-PERFORMING LOANS                                         81.54%   139.51%


                              Average Balance Sheet
                             (Dollars in Thousands)

The following table sets forth certain information relating to the Company's average balance sheet and reflects the average yield on assets and average cost of liabilities for the periods indicated. Such yields and costs are derived by dividing income or expense by the average balance of assets or liabilities, respectively, for the periods presented. Average balances are calculated using daily averages.

                                                    Three Months Ended June 30,
                                              2003                              2002

                                  Average       Interest    Avg.       Average    Interest    Avg.
                                  Balance                  Yield/      Balance               Yield/
                                                            Cost                              Cost
                                 ------------   ---------  -------   -----------  --------   ------
ASSETS:
-------
Interest earning assets:
 Loans receivable (a)(b)(d)       $ 3,212,278   $ 55,476    6.91%    $ 2,998,252   $ 57,519   7.67%
 Mortgage-backed securities (c)   $   893,724   $  6,335    2.84%    $   514,982   $  6,245   4.85%
 Investment securities (c)(d)(e)  $   396,036   $  5,992    6.05%    $   304,163   $  3,657   4.81%
 FHLB stock                       $    34,073   $    191    2.24%    $    23,595   $    192   3.25%
 Other interest earning deposits  $   344,375   $    936    1.09%    $   163,634   $  1,081   2.64%
                                  -----------   ---------            -----------   --------

Total interest earning assets     $ 4,880,486   $ 68,930    5.65%    $ 4,004,626   $ 68,694   6.86%

Noninterest earning assets (f)    $   326,591                        $   228,639
                                  -----------                        -----------

TOTAL ASSETS                      $ 5,207,077                        $ 4,233,265
                                  ===========                        ===========


LIABILITIES AND SHAREHOLDERS' EQUITY:
-------------------------------------
Interest bearing liabilities:
 Savings accounts                 $   906,973   $  4,079    1.80%    $   702,807   $  4,376   2.49%
 Now accounts                     $   665,800   $  1,989    1.19%    $   418,255   $  1,218   1.16%
 Money market demand accounts     $   551,065   $  2,824    2.05%    $   388,122   $  2,594   2.67%
 Certificate accounts             $ 1,916,899   $ 17,212    3.59%    $ 1,847,987   $ 19,843   4.30%
 Borrowed funds (g)               $   479,103   $  5,372    4.49%    $   252,855   $  3,358   5.31%
 Guaranteed preferred beneficial
 interests in the Company's
 junior subordinated debentures   $    99,000   $  1,877    7.58%    $    99,000   $  1,942   7.85%
                                  -----------   ---------            -----------   --------

Total interest bearing
liabilities                       $  4,618,840  $ 33,353    2.89%    $ 3,709,026   $ 33,331   3.59%

Noninterest bearing liabilities   $   237,177                        $   215,182
                                  -----------                        -----------

Total liabilities                 $ 4,856,017                        $ 3,924,208

Shareholders' equity              $   351,060                        $   309,057
                                  -----------                        -----------

TOTAL LIABILITIES AND EQUITY      $ 5,207,077                        $ 4,233,265
                                  ===========                        ===========

Net interest income/ Interest
  rate spread                                   $ 35,577    2.76%                  $ 35,363   3.27%

Net interest earning assets/ Net
   interest margin                $ 261,646                 2.92%    $   295,600              3.53%

Ratio of interest earning assets to
 interest bearing liabilities         1.06X                                1.08X

(a) Average gross loans receivable includes loans held as available-for-sale and loans placed on nonaccrual status.
(b) Interest income includes accretion/ amortization of deferred loan fees/ expenses.
(c) Average balances do not include the effect of unrealized gains or losses on securities held as available-for-sale.
(d) Interest income on tax-free investment securities and tax-free loans are presented on a fully taxable equivalent basis.
(e) Average balances include FNMA and FHLMC stock.
(f) Average balances include the effect of unrealized gains or losses on securities held as available-for-sale.
(g) Average balances include FHLB borrowings, securities sold under agreements to repurchase and other borrowings.


               Average Balance Sheet
               (Dollars in Thousands)

The following table sets forth certain information relating to the Company's average balance sheet and reflects the average yield on assets and average cost of liabilities for the periods indicated. Such yields and costs are derived by dividing income or expense by the average balance of assets or liabilities, respectively, for the periods presented. Average balances are calculated using daily averages.


                                                                                 Year Ended June 30,
                                                                     2003                                    2002
                                                        Average     Interest       Avg.        Average      Interest     Avg.
                                                        Balance                   Yield/       Balance                  Yield/
                                                                                   Cost                                  Cost
ASSETS:
Interest earning assets:
   Loans receivable (a) (b) (d)                       $ 3,169,180   $ 228,761    7.22%      $ 2,935,629   $ 229,628    7.82%
   Mortgage-backed securities (c)                     $   724,606   $  26,301    3.63%      $   511,965   $  26,531    5.18%
   Investment securities (c) (d) (e)                  $   344,460   $  21,686    6.30%      $   270,647   $  18,307    6.76%
   FHLB stock                                         $    29,649   $     881    2.97%      $    22,773   $   1,151    5.05%
   Other interest earning deposits                    $   310,456   $   3,910    1.26%      $   117,795   $   3,492    2.96%
                                                      -----------   ---------               -----------   ---------

Total interest earning assets                         $ 4,578,351   $ 281,539    6.15%      $ 3,858,809   $ 279,109    7.23%

Noninterest earning assets (f)                        $   313,319                           $   218,104
                                                      -----------                           -----------

TOTAL ASSETS                                          $ 4,891,670                           $ 4,076,913
                                                      ===========                           ===========

LIABILITIES AND SHAREHOLDERS' EQUITY:
Interest bearing liabilities:
   Savings accounts                                   $   812,530   $  17,702    2.18%      $ 564,448     $  15,473    2.74%
   Now accounts                                       $   555,515   $   6,873    1.24%      $ 393,616     $   4,747    1.21%
   Money market demand accounts                       $   498,298   $  11,403    2.29%      $ 314,455     $   9,019    2.87%
   Certificate accounts                               $ 1,928,082   $  73,530    3.81%      $ 1,988,489   $  99,765    5.02%
   Borrowed funds (g)                                 $   440,211   $  20,521    4.66%      $ 257,276     $  13,821    5.37%
   Guaranteed preferred beneficial interests in the
   Company's junior subordinated debentures           $    99,000   $   7,610    7.69%      $ 56,736      $   4,430    7.81%
                                                      -----------   ---------               -----------   ---------

Total interest bearing liabilities                    $ 4,333,636   $ 137,639    3.18%      $ 3,575,020   $ 147,255    4.12%

Noninterest bearing liabilities                       $   220,855                           $ 206,629
                                                      -----------                           -----------

Total liabilities                                     $ 4,554,491                           $ 3,781,649

Shareholders' equity                                  $   337,179                           $ 295,264
                                                      -----------                           -----------

TOTAL LIABILITIES AND EQUITY                          $ 4,891,670                           $ 4,076,913
                                                      ===========                           ===========

Net interest income/ Interest rate spread                           $ 143,900    2.97%                    $ 131,854    3.11%

Net interest earning assets/ Net interest margin      $  244,715                 3.14%      $   283,789                3.42%

Ratio of interest earning assets to
 interest bearing liabilities                              1.06X                                  1.08X

(a) Average gross loans receivable includes loans held as available-for-sale and loans placed on nonaccrual status.
(b) Interest income includes accretion/ amortization of deferred loan fees/ expenses.
(c) Average balances do not include the effect of unrealized gains or losses on securities held as available-for-sale.
(d) Interest income on tax-free investment securities and tax-free loans are presented on a fully taxable equivalent basis.
(e) Average balances include FNMA and FHLMC stock.
(f) Average balances include the effect of unrealized gains or losses on securities held as available-for-sale.
(g) Average balances include FHLB borrowings, securities sold under agreements to repurchase and other borrowings.
